Quarterly Holdings Report
for
Fidelity® Variable Insurance Products:
VIP FundsManager® 50% Portfolio
March 31, 2024
VF50-NPRT1-0524
1.847119.117
Equity Funds - 59.9%
	Shares	Value ($)
Fidelity Canada Fund (a)	397,614	26,739,554
Fidelity Commodity Strategy Fund (a)	134,837	12,477,826
Fidelity Contrafund (a)	744,696	14,126,879
Fidelity Emerging Markets Discovery Fund (a)	2,801,516	46,056,923
Fidelity Emerging Markets Fund (a)	6,310,047	237,447,085
Fidelity Enhanced International ETF (a)	2,951,662	84,269,950
Fidelity Enhanced Large Cap Value ETF (a)	853,630	24,925,996
Fidelity Equity-Income Fund (a)	562,939	41,280,304
Fidelity Global Commodity Stock Fund (a)	340,863	6,360,506
Fidelity Hedged Equity Fund (a)	4,954,025	59,646,460
Fidelity Infrastructure Fund (a)	322,201	3,988,844
Fidelity International Capital Appreciation Fund (a)	2,054,851	59,015,307
Fidelity International Discovery Fund (a)	1,376,180	67,680,519
Fidelity International Small Cap Fund (a)	913,070	29,528,671
Fidelity International Small Cap Opportunities Fund (a)	2,108,130	43,364,234
Fidelity International Value Fund (a)	4,669,559	49,263,846
Fidelity Japan Smaller Companies Fund (a)	2,206,056	35,120,408
Fidelity Low-Priced Stock Fund (a)	1,347,433	64,312,999
Fidelity Overseas Fund (a)	4,363,979	284,051,396
Fidelity Real Estate Investment Portfolio (a)	543,565	20,514,146
Fidelity Value Discovery Fund (a)	642,686	24,107,170
VIP Stock Selector All Cap Portfolio Investor Class (a)	120,800,442	1,350,548,945
TOTAL EQUITY FUNDS (Cost $2,140,996,712)		2,584,827,968

Fixed-Income Funds - 39.0%
	Shares	Value ($)
Fidelity Floating Rate High Income Fund (a)	5,821,701	54,258,253
Fidelity High Income Fund (a)	4,133,093	31,866,145
Fidelity Inflation-Protected Bond Index Fund (a)	6,886,451	62,184,656
Fidelity Long-Term Treasury Bond Index Fund (a)	3,112,195	30,312,775
Fidelity New Markets Income Fund (a)	813,988	10,223,695
Fidelity Total Bond Fund (a)	78,832,231	746,541,229
VIP Investment Grade Bond II Portfolio Investor Class (a)	79,156,256	744,068,806
TOTAL FIXED-INCOME FUNDS (Cost $1,734,479,291)		1,679,455,559

Money Market Funds - 0.9%
	Shares	Value ($)
Fidelity Cash Central Fund 5.39% (b) (Cost $37,099,459)	37,092,041	37,099,459

U.S. Treasury Obligations - 0.2%
	Principal Amount (c)	Value ($)
U.S. Treasury Bills, yield at date of purchase 5.28% to 5.3% 4/25/24 to 6/20/24 (d) (Cost $10,140,873)	10,180,000	10,140,522

TOTAL INVESTMENT IN SECURITIES - 100.0% (Cost $3,922,716,335)	4,311,523,508
NET OTHER ASSETS (LIABILITIES) - 0.0%	(218,966)
NET ASSETS - 100.0%	4,311,304,542

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Sold

Equity Index Contracts
CME E-mini S&P 500 Index Contracts (United States)	585	Jun 2024	155,273,625	(3,429,403)	(3,429,403)
ICE E-mini MSCI EAFE Index Contracts (United States)	547	Jun 2024	64,466,685	(788,773)	(788,773)
ICE MSCI Emerging Markets Index Contracts (United States)	791	Jun 2024	41,487,950	2,722	2,722

TOTAL FUTURES CONTRACTS					(4,215,454)
The notional amount of futures sold as a percentage of Net Assets is 6.1%

Security Type Abbreviations
ETF	-	EXCHANGE-TRADED FUND

Legend

(a)	Affiliated Fund
(b)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

(c)	Amount is stated in United States dollars unless otherwise noted.
(d)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $10,140,522.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.39%	44,968,450	68,789,382	76,658,373	600,621	-	-	37,099,459	0.1%
Total	44,968,450	68,789,382	76,658,373	600,621	-	-	37,099,459

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds.

Affiliated Underlying Funds
Fiscal year to date information regarding the Fund's investments in affiliated Underlying Funds is presented below. Exchanges between classes of the same affiliated Underlying Funds may occur. If an Underlying Funds changes its name, the name presented below is the name in effect at period end.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)
Fidelity Canada Fund	27,692,105	45,442	2,118,356	-	(27,717)	1,148,080	26,739,554
Fidelity Commodity Strategy Fund	12,941,471	16,746	721,969	-	(125,195)	366,773	12,477,826
Fidelity Contrafund	13,207,708	42,697	1,396,506	10,175	374,364	1,898,616	14,126,879
Fidelity Emerging Markets Discovery Fund	47,220,532	27,743	1,190,382	-	44,415	(45,385)	46,056,923
Fidelity Emerging Markets Fund	236,045,565	249,186	10,720,844	-	390,268	11,482,910	237,447,085
Fidelity Enhanced International ETF	78,219,043	-	-	690,689	-	6,050,907	84,269,950
Fidelity Enhanced Large Cap Value ETF	22,919,966	-	-	222,797	-	2,006,030	24,925,996
Fidelity Equity-Income Fund	41,261,275	222,658	3,594,894	138,955	636,574	2,754,691	41,280,304
Fidelity Floating Rate High Income Fund	55,502,687	1,207,050	2,567,999	1,145,322	(22,218)	138,733	54,258,253
Fidelity Global Commodity Stock Fund	6,466,383	8,626	371,923	-	124,525	132,895	6,360,506
Fidelity Hedged Equity Fund	54,975,688	14,858	-	14,858	-	4,655,914	59,646,460
Fidelity High Income Fund	21,961,088	11,081,286	1,465,815	391,144	1,063	288,523	31,866,145
Fidelity Inflation-Protected Bond Index Fund	72,138,790	103,565	9,945,551	24,693	(671,636)	559,488	62,184,656
Fidelity Infrastructure Fund	4,146,102	5,075	218,778	-	(2,236)	58,681	3,988,844
Fidelity International Capital Appreciation Fund	57,661,205	72,342	3,367,345	-	762,962	3,886,143	59,015,307
Fidelity International Discovery Fund	65,215,973	94,958	4,416,527	-	(484,851)	7,270,966	67,680,519
Fidelity International Small Cap Fund	30,326,894	37,322	1,731,257	-	224,627	671,085	29,528,671
Fidelity International Small Cap Opportunities Fund	42,049,904	49,214	-	-	-	1,265,116	43,364,234
Fidelity International Value Fund	48,065,402	49,214	2,293,379	-	173,994	3,268,615	49,263,846
Fidelity Japan Smaller Companies Fund	33,245,260	-	-	-	-	1,875,148	35,120,408
Fidelity Long-Term Treasury Bond Index Fund	43,599,007	341,274	12,111,284	301,139	(745,745)	(770,477)	30,312,775
Fidelity Low-Priced Stock Fund	63,561,353	101,211	4,359,075	-	175,369	4,834,141	64,312,999
Fidelity New Markets Income Fund	10,153,254	133,025	175,050	128,006	(23,300)	135,766	10,223,695
Fidelity Overseas Fund	278,927,160	357,952	16,629,121	-	3,178,477	18,216,928	284,051,396
Fidelity Real Estate Investment Portfolio	22,028,627	25,371	1,093,892	-	(72,982)	(372,978)	20,514,146
Fidelity Total Bond Fund	776,763,038	26,618,042	47,018,897	8,015,774	(1,308,487)	(8,512,467)	746,541,229
Fidelity U.S. Low Volatility Equity Fund	42,070,487	11,929	42,940,404	-	6,018,319	(5,160,331)	-
Fidelity Value Discovery Fund	24,469,106	46,156	1,987,188	-	448,888	1,130,208	24,107,170
VIP Investment Grade Bond II Portfolio Investor Class	770,369,855	25,789,087	47,018,836	490,009	(1,825,640)	(3,245,660)	744,068,806
VIP Stock Selector All Cap Portfolio Investor Class	1,294,325,367	1,358,432	58,465,018	-	3,580,960	109,749,204	1,350,548,945
	4,297,530,295	68,110,461	277,920,290	11,573,561	10,824,798	165,738,263	4,264,283,527

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds.

Investment Valuation
Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Securities transactions are accounted for as of trade date. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The inputs to valuation techniques used to value investments are categorized into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - Unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value investments by major category are as follows:
Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. U.S. Treasury Obligations are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Exchange-Traded Funds (ETFs) and Exchange-Traded Notes (ETNs) are valued at their last sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day but the exchange reports a closing bid level, ETFs and ETNs are valued at the closing bid and would be categorized as Level 1 in the hierarchy. In the event there was no closing bid, ETFs and ETNs may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and may be categorized as Level 2 in the hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.

Investments in any open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Derivative Instruments
Risk Exposures and the Use of Derivative Instruments: The Fund's investment objectives allow the Fund to enter into various types of derivative contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns, to gain exposure to certain types of assets and/or to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk(s):

Equity Risk - Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts: A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a specified price at a specified future date.

The Fund used futures contracts to manage its exposure to the stock market.

Open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end. Any securities and/or cash deposited to meet initial margin requirements are identified in the Schedule of Investments.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.

The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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